UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ORTHOFIX MEDICAL INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting  to be held on June 10, 2019, for Orthofix Medical Inc.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We  encourage you to access and review all of the important information contained in the proxy materials before voting. To view the  proxy statement and annual report, go to www.proxydocs.com/OFIX. To submit your proxy while visiting this site, you will need  the 12 digit control number in the box below.  Under United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can be  distributed by making them available on the Internet.  We have chosen to use these procedures for our  2019 Annual Meeting and need YOUR participation.  If you want to receive a paper or e-mail copy  of the proxy materials, you must request one.  There is no charge to you for requesting a copy.  In order to receive a paper package in time for  this year’s annual meeting, please make this  request on or before May 31, 2019.  For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/OFIX   Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:   *E-MAIL  paper@investorelections.com  INTERNET  www.investorelections.com/OFIX  TELEPHONE  (866) 648-8133  * If requesting material by e-mail, please send  a blank e-mail with the 12 digit control number  (located below) in the subject line. No other  requests, instructions or other inquiries should be  included with your e-mail requesting material.   You must use the 12 digit control number  located in the shaded gray box below.  ACCOUNT NO.  SHARES  Orthofix Medical Inc. Notice of Annual Meeting  Date: June 10, 2019  Time: 11:00 A.M. (Central Daylight Time)  Place: Four Seasons Resort and Club Dallas at Las Colinas, 4150 North MacArthur  Boulevard, Irving, Texas 75038  The purpose of the Annual Meeting is to take action on the following proposals:  The Board of Directors recommends that you vote “FOR” each of the nominees listed below.  1. Election of the following director nominees   01 James F. Hinrichs 04 Bradley R. Mason 07 Maria Sainz  02 Alexis V. Lukianov 05 Ronald Matricaria 08 John Sicard  03 Lilly Marks 06 Michael E. Paolucci  The Board of Directors recommends that you vote “FOR” the following.  2. Advisory vote on compensation of named executive officers.  3. Ratification of the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending  December 31, 2019.    To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.